*****************************************************************
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
*****************************************************************

Servicer Certificate (Page 1 of 3)
Distribution Date:
                                                02/20/98

Investor Certificateholder Floating Allocation Percentage
                                                96.44%
Investor Certificateholder Fixed Allocation Percentage
                                                97.37%
Aggregate Amount of  Collections
                                    23,985,141.93
     Aggregate Amount of  Interest Collections
                                          6,309,049.21
     Aggregate Amount of  Principal Collections
                                    17,676,092.72
Class A Interest Collections
                                                6,084,636.33
Class A Principal Collections
                                          16,587,339.39
Seller Interest Collections
                                                224,412.88
Seller Principal Collections
                                                1,088,753.33
Weighted Average Loan Rate
                                                13.58%
Net Loan Rate
                                                12.58%
Weighted Average Maximum Loan Rate
                              18.56%
Class A-1 Certificate Rate
                                                5.7938%
Maximum Investor Certificate Rate
                                                12.5800%
Class A-1 Certificate Interest Distributed
                                                2,777,231.27
Class A-1 Investor Certificate Interest Shortfall before Draw
                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                              0.00
Unpaid Class A-1 Carryover Interest Amount
                                    0.00
Maximum Principal Dist. Amount (MPDA)
                                    17,210,345.35
Alternative Principal Dist. Amount (APDA)
                                    16,587,339.39
Rapid Amortization Period? (Y=1, N=0)
                              0.00
Scheduled Principal  Distribution Amount (SPDA)
                                    16,587,339.39
Principal  allocable to Class A-1
                                          16,587,339.39
SPDA deposited to Funding Account
                              0.00
Subsequent Funding Mortgage Loans Purchased in Period
                        0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
                                    100,781,997.58
Accelerated Principal Distribution Amount
                                                0.00
APDA allocable to Class A-1
                                                0.00
Reimbursement to Credit Enhancer
                                                0.00
Spread Trigger hit?
                                          No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                          991,457.82
Cumulative Investor Liquidation Loss Amount
                                          991,457.82
Total Principal allocable to A-1
                                          17,578,797.21
Beginning Class A-1 Certificate Principal Balance
                                    556,663,956.23
Ending Class A-1 Certificate Principal Balance
                                    539,085,159.02
Pool Factor (PF)
                                                0.6580003
Retransfer Deposit Amount (non 2.07 transfers)
                              0.00
Servicing Fees Distributed
                                                467,387.82
Beg. Accrued and Unpaid Inv. Servicing Fees
                              0.00

Servicer Certificate (Page 2 of  3)
Distribution Date:
                                                02/20/98

Accrued and Unpaid Inv. Servicing Fees Recv'd
                              0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                    0.00
Number of Mortgage Loans Retransferred pursuant to 2.07
                              0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                      0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                              0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                        0.00
Aggregate Investor Liquidation Loss Amount
                                          991,457.82
Investor Loss Reduction Amount
                                                0.00
Beginning Pool Balance
                                          581,551,317.88
Ending Pool Balance
                                          563,934,012.67
Beginning Invested Amount
                                          560,865,383.23
Ending Invested Amount
                                          543,286,586.02
Beginning Seller Principal Balance
                                          20,685,934.65
Ending Seller Principal Balance
                                          20,647,426.65
Additional Balances
                                                1,088,753.33
Beginning Funding Account Balance
                                          0.00
Ending Funding Account Balance
                                    0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Cert           0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)               0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                              $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                            $0.00
Excess Funding Amount
                                                $0.00
Beginning Spread Account Balance
                                          2,100,714.00
Ending Spread Account Balance
                                          2,100,714.00
Beginning Seller Interest
                                                3.56%
Ending Seller's Interest
                                                3.66%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance
                                                1,413
   60 - 89 days (Del Stat 2)
                                          49,377,581.82
     No. of Accounts
                                                330
     Trust Balance
                                          12,236,384.08
   90+ (Del Stat 3+)
     No. of Accounts
                                                647
     Trust Balance
                                          21,744,110.90
   270+ (Del Stat 9+)
     No. of Accounts
                                                238
     Trust Balance
                                                8,306,276.96
   REO
     No. of Accounts
                                                      48
     Trust Balance
                                                2,019,167.26
Rapid Amortization Event ?
                                          No
   Failure to make payment within 5 Business Days of Required
Date ?                                    No
   Failure to perform covenant relating to Trust's Security
Interest ?                                      No
   Failure to perform other covenants as described in the
Agreement ?                               No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                          No
   Subject to Investment Company Act of 1940 Regulation ?
                                    No
   Servicing Termination ?
                                          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Fun   No

Servicer Certificate (Page 3 of  3)
Distribution Date:
                                                02/20/98

Event of Default ?
                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                           No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                 No
   Failure by Servicer to perform other covenants as described in
the Agreement?                      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                No
   Trigger Event ?
                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                      N/A
Premium Distributed to Credit Enhancer
                                                0.00
Amount Distributed to Seller
                                                1,313,166.21
Master Servicer Credit Facility Amount
                                                0.00
Guaranteed Principal Distribution Amount
                                                0.00
Credit Enhancement Draw Amount
                              0.00
Spread Account Draw Amount
                                                0.00
Capitalized Interest Account Draw
                                                0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                    0.00
Amount paid to Trustee
                                                0.00
Cumulative Draw under Policy
                                                0.00
Net Yield
                                                3.96%
Total  Available Funds
     Aggregate Amount of Collections
                                    23,985,141.93
     Deposit for principal not used to purchase subsequent loans
                                    0.00
     Interest Earnings on the Pre-Funding Account
                                    0.00
     Deposit from Capitalized Interest Account
                                                0.00
     Total
                                          23,985,141.93
Application of Available Funds
     Servicing Fee
                                                467,387.82
     Prinicpal and Interest to Class A-1
                                          20,356,028.48
     Seller's portion of Principal and Interest
                                                1,313,166.21
     Funds deposited into Funding Account (Net)
                                    0.00
     Funds deposited into Spread  Account
                                          0.00
     Excess funds released to Seller
                                                1,848,559.42
     Total
                                          23,985,141.93


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
                                                 02/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                                                96.4430%
Class A Certificateholder Fixed Allocation Percentage
                                                97.3651%
Beginning Class A-1 Certificate Balance
                                          556,663,956.23
Class A-1 Certificate Rate
                                          5.793750%
Class A-1 Certificate Interest Distributed
                                          3.389852
Class A-1 Certificate Interest Shortfall Distributed
                                          0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                          0.000000
Rapid Amortization Event ?
                                          No
Class A-1 Certificate Principal Distributed
                                          21.456450
   Maximum Principal Distribution Amount
                                          21.006722
   Scheduled Principal  Distribution Amount (SPDA)
                                          20.246289
   Accelerated Principal Distribution Amount
                                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              1.210160
Total Amount Distributed to Certificateholders
                                          23.636141
Principal Collections deposited into Funding Account
                                    0.00
Ending Funding Account Balance
                                          0.00
Ending Class A-1 Certificate Balance
                                          539,085,159.02
Class A-1 Factor
                                                0.6580003
Pool Factor (PF)
                                                0.6580003
Unreimbursed Liquidation Loss Amount
                                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                              $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                        $0
Class A Servicing Fee
                                                467,387.82
Beginning Invested Amount
                                          560,865,383.23
Ending Invested Amount
                                          543,286,586.02
Beginning Pool Balance
                                          581,551,317.88
Ending Pool Balance
                                          563,934,012.67
Spread Account Draw Amount
                                                0.00
Credit Enhancement Draw Amount
                              0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts
                                                1,413
     Trust Balance
                                          49,377,581.82
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                                330
     Trust Balance
                                          12,236,384.08
   90+ (Del Stat 3+)
     No. of Accounts
                                                647
     Trust Balance
                                          21,744,110.90
   REO
     No. of Accounts
                                                      48
     Trust Balance
                                                2,019,167.26
Aggregate Liquidation Loss Amount for Liquidated Loans
                                          781,539.66
Class A-1 Certificate Rate for Next Distribution Date
                                          To be updated
Amount of any Draws on the Policy
                                                0.00
Subsequent Mortgage Loans
     No. of Accounts
                                                0.00
     Trust Balance
                                                0.00
     Cumulative No. of Accounts
                                          3,249
     Cumulative Trust Balance
                                          100,781,997.58

Statement to Certificateholders (Page 2 of 2)
Distribution Date:
                                                 02/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                                          0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                    0.00